EXHIBIT 24


                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Time Warner Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints CHRISTOPHER P. BOGART, RICHARD
J. BRESSLER, PETER R. HAJE, SPENCER B. HAYS, JOHN A. LABARCA, GERALD M. LEVIN, THOMAS W. MCENERNEY, RICHARD D. PARSONS and JOSEPH A. RIPP and each of them, his or her true and lawful attorneys- in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, or any other appropriate form, and any and all amendments to any such Registration Statement (including post-effective amendments) and any subsequent Registration Statements filed by the Corporation pursuant to Rule 462(b) under Securities Act of 1933, as amended (the "Securities Act"), to be filed with the Securities and Exchange Commission for the registration under the provisions of the Securities Act of up to 1,200,000 shares of common stock, par value $0.01 per share, of the Corporation (including any associated preferred stock purchase rights) issuable in connection with the acquisition by Time Warner Entertainment Company, L.P. of the remaining interest in Queens Inner Unity Cable System partnership, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file any such Registration Statement, including a form of prospectus, and any and all amendments and post-effective amendments to any such Registration Statement and any subsequent Registration Statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes a she or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 16th day of December, 1999.

(i)      Principal Executive Officer:

/s/ Gerald M. Levin
---------------------------------------
Gerald M. Levin
Director, Chairman of the Board
and Chief Executive Officer

(ii)     Principal Financial Officer:

/s/ Joseph A. Ripp
---------------------------------------
Joseph A. Ripp
Executive Vice President and
Chief Financial Officer

(iii)  Principal Accounting Officer:

/s/ John A. LaBarca
---------------------------------------
John A. LaBarca
Senior Vice President and
Controller

(iv)     Directors

         /s/Merv Adelson
---------------------------------------
           (Merv Adelson)

          /s/J. Carter Bacot
---------------------------------------
            (J. Carter Bacot)

  /s/Stephen F. Bollenbach
---------------------------------------
    (Stephen F. Bollenbach)

         /s/John C. Danforth
---------------------------------------
           (John C. Danforth)

  /s/Beverly Sills Greenough
---------------------------------------
    (Beverly Sills Greenough)

         /s/Gerald Greenwald
---------------------------------------
           (Gerald Greenwald)

         /s/Carla A. Hills
---------------------------------------
           (Carla A. Hills)

         /s/Reuben Mark
---------------------------------------
           (Reuben Mark)

         /s/Michael A. Miles
---------------------------------------
           (Michael A. Miles)

         /s/Richard D. Parsons
---------------------------------------
           (Richard D. Parsons)

         /s/R. E. Turner
---------------------------------------
           (R. E. Turner)

  /s/Francis T. Vincent, Jr.
---------------------------------------
    (Francis T. Vincent, Jr.)